EXHIBIT 10.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT 41

TO

SPECIAL BUSINESS PROVISIONS (SBP) MS-65530-0 016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT 41 (“Amendment”) to Special Business Provisions MS-65530-0016 is entered into, as of the date of the last signature below, between The Boeing Company, a Delaware Corporation ("Boeing"), and SPIRIT AEROSYSTEMS, INC, a Delaware Corporation with its principal office in Wichita, Kansas (“Seller”). Boeing and Seller sometimes are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A. The Parties entered into Special Business Provisions MS-65530-0016, dated June 16, 2005, (the “SBP”) and the General Terms Agreement BCA-65530-0016, dated June 17, 2005, (the “GTA”), and including any amendments to the SBP and GTA (collectively the “Sustaining Agreement”).

B. The most recent amendment to the SBP is Amendment 40, entered into January 30, 2019.

C. The Parties have reached agreement regarding 777-9 rate tooling and wish to amend the SBP to define the terms of the 777-9 rate tooling agreement, as set forth herein.

AGREEMENTS

NOW THEREFORE, the Parties agree as follows:

1.	The list of “AMENDMENTS” within the Sustaining SBP is hereby deleted and replaced in its entirety as follows:

“AMENDMENTS

Amendment Number	Description	Date	Approval

1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick
R. Stone
2	Incorporate CCNs as listed in Amendment 2, Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick
J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick
J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu
W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu
R. Stone
6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu
M. Milan
7
Incorporate CCNs as listed in Amendment 7, Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/28/2011	S. Hu
M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, and 16.	8/16/2013	C. Howell
M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel
M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/26/2014	B. Folden
R. Ast
11	Incorporate Attachment 27 -737-MAX Non Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1 Attachment 4, Section B.1, Attachments 9 and 15.	3/10/2015	C. Howell
R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky
R. Ast
13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor
K. Leyba
14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock
R. Grant
15	NULL	NULL	NULL
16	NULL	NULL	NULL

17	Incorporate Attachment 29 - 777X Non-Recurring Agreement.	12/23/2015	A. Lucker
E. Bauer
18	NULL	NULL	NULL
19	NULL	NULL	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia-Deleone
J. Reed
21	Revisions to Attachment 27. 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock
R. Grant
22	737 Max Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock
E. Bossler
23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive Agreement.	12/16/2016	D. Blaylock
E. Bossler
24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1,2,7,9, and 14.	12/20/2016	L. Taylor
K. Leyba
25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock
E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock
E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, updates to Attachment 1 and 9.	3/31/2017	B. Edwards
K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O’Connell
C. Green
29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock
E. Bossler
30
Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29. Delete and Reserve SBP Attachments 1C, 20, and 28. Incorporate SBP Attachment 1D and 31.
		9/22/2017	B. Edwards
W. Wilson
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock
E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock
E. Bossler
33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/30/2017	D. Blaylock
E. Bossler
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock
E. Bossler
35	Revisions to Attachment 27, 737-9 Rate Tooling [*****].	4/18/2018	D. Blaylock
J. O'Crowley
36	Revisions to Attachment 27, 737-10 Wing NRE.	6/20/2018	D. Blaylock
E. Bossler
37
Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling, 3.3.7 767 One Piece SOW NonRecurring Pricing, 3.4.2.2 Delivery Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece Statement of Work Special Provisions. Updates to Sections 7.1, Attachment 1 and 9.
		8/17/2018	H. Langowski
R. Grant
38	Revisions to Attachment 27, 737 MAX BBJ8, BBJ7, and 737-10 SOW	11/1/2018	T. Willis
E. Bossler
39
4.1.1 is altered. A new section 4.7 is added. Attachment 1 (excluding the Exhibits) is deleted and replaced in its entirety. A new Attachment 32 “737 Value Engineering Cost Sharing” is added. Attachment 1 Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2 are deleted and replaced in their entirety. A new Attachment 1 Exhibit C.3 is added. Attachment 1B is deleted in its entirety.
		11/2/2018	K. Shipley
E. Bossler

40
SBP Section 4.7 is deleted and replaced in its entirety.
SBP Section 7.2 is deleted and replaced in its entirety.
A new SBP Section 7.5.3 is added.
SBP Attachment 1 (including Exhibits B, B.1, B,2, D, D.1, D.2, F, F.1, F.2, and G) is deleted and replaced in its entirety.
SBP Attachment 1B is added and marked “Reserved”.
SBP Attachment 15 is deleted and replaced in its entirety.
SBP Attachment 16 (including its Exhibit) is deleted and replaced in its entirety.
SBP Attachment 31 is deleted, replaced in its entirety, and marked “Reserved”.
SBP Attachment 32 (including its Exhibit A) is deleted and replaced in its entirety.

All of the above is accordance with the agreements as set forth in the Collective Resolution 2.0 Memorandum of Agreement (the “CR 2.0 MOA”), dated December 21, 2018
Concurrently with the CR 2.0 MOA, the Parties also executed that certain Settlement and Release Agreement, dated December 21, 2018, pertaining to the release and settlement of warranty and various other claims
		1/29/2019	K. Shipley
E. Bossler
41	Revisions to Attachment 29 777-9 Rate Tooling	3/27/2019	R. Velau D. Currie

2.	SBP Attachment 29 Exhibit A is deleted in its entirety and is replaced by the following:

Exhibit A: Tooling [*****] Amount
SBP Attachment 29 Exhibit C is updated with the following (“777X INITIAL [*****] PRICED TOOL LIST” REMAINS UNCHANGED):

Exhibit C: Tooling Bill of Material
(Submitted by Seller)

777-9 RATE [*****] PRICED TOOL LIST

Commodity	Tool Category	Boeing Tool Code	Tool Number	Total Rate Tool Quantity	Total Price for Rate Tools
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]

Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]

Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]

Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]

Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Propulsion	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Fuselage	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Wing	[*****]	[*****]	[*****]	[*****]	[*****]
Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]
Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]
Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]
Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]
Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]
Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]
Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]
Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]
Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]
Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]

Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]
Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]
Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]
Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]
Floor Beams	[*****]	[*****]	[*****]	[*****]	[*****]

4.	SBP attachment 15 “MAXIMUM PRODUCTION RATE And MODEL MIX CONSTRAINT MATRIX” is updated regarding the [*****] constraint matrix with the following (NON-[*****] CONSTRAINTS UNCHANGED):

Models	Monthly	Wichita	Mix	Structures			Engine - Protection Rates
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		LEGEND			[*****]

5.
This Amendment constitutes the complete and exclusive Agreement between the Parties with respect to the subject matter hereof and cancels and supersedes all previous agreements between the Parties relating thereto, whether written or oral.

6.	This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

EXECUTED in duplicate as of the last date set forth below by the duly authorized representatives of the Parties.

THE BOEING COMPANY             SPIRIT AEROSYSTEMS INC.
BOEING COMMERCIAL AIRPLANES

Signature: /s/ Ryan Velau             Signature: /s/ Donald Currie

Printed Name: /s/ Ryan Velau     Printed Name: Donald Currie

Title: Contracts Procurement Agent    Title: Specialist, Contracts

Date: 3/28/2019    Date: 3/28/2019